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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) March 6, 2002
                                                --------------------------------


                            MID-ATLANTIC REALTY TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Maryland                                   1-12286                        52-1832411
------------------------------------------------------------------------------------------
(State or other Jurisdiction       (Commission File Number)          (I.R.S. Employer
of Incorporation)                                                    Identification No.)


170 West Ridgely Road, Suite 300, Lutherville, MD 21093
--------------------------------------------------------------------------------
(Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code: (410) 684-2000
                                                   -----------------------------

                                 Not Applicable
          (Former Name or Former Address, if changed since last Report)


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ITEM 5.  OTHER EVENTS

         On March 6, 2002, Mid-Atlantic Realty Trust (the "Company") and MART Limited Partnership entered into an Underwriting Agreement (the "Underwriting Agreement") with First Union Securities, Inc., Legg Mason Wood Walker, Incorporated, Ferris, Baker Watts, Incorporated (collectively, the "Underwriters") in connection with an underwritten public offering of 2,000,000 of the Company's common shares of beneficial interest, par value $0.01 per share the "Shares") at a price of $15.10 per Share. The Company also granted the Underwriters a 30-day option to purchase up to 300,000 additional Shares to cover any over-allotments. The Shares to be sold by the Company have been registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Statement ("Registration Statement") on Form S-3 (File No. 333-20813), filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)  Not Applicable.

     (c) Exhibits.  The following exhibit is filed with this report:

     NUMBER   EXHIBIT
     ------   -------

     1.1 Underwriting Agreement, dated March 6, 2002 by and among the Company, MART Limited Partnership and the Underwriters.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MID-ATLANTIC REALTY TRUST
                                          AND SUBSIDIARIES
                                          (Registrant)


     Date: 03/07/02                       /s/ F. Patrick Hughes
           -------------                  ------------------------------
                                          F. Patrick Hughes
                                          President and Chief Executive Officer

     Date: 03/07/02                       /s/ Deborah R. Cheek
           -------------                  ------------------------------
                                          Deborah R. Cheek
                                          Controller

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